UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17305 Daimler St., Irvine CA 9261
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 15, 2017, Cryoport, Inc. (the “Company”) entered into Indemnification Agreements (the “Indemnification Agreements”) on its standard form for such agreements with three of its directors: Richard Berman, Robert Hariri, M.D., Ph.D., and Ramkumar Mandalam, Ph.D., previously elected to the Company’s Board of Directors. The Company has previously entered into identical Indemnification Agreements with each of its other current directors.

The Company’s officers and directors are indemnified as to personal liability as provided by the Nevada Revised Statutes (“NRS”) and the Company’s articles of incorporation and bylaws, but these are not exclusive and contemplate that agreements be entered into between the Company and its executive officers and directors with respect to indemnification. The indemnity provided for in the Indemnification Agreements is in addition to that provided by the NRS or any successor statutes, provided that the Indemnitee (as defined therein) (i) acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the Company, (ii) is not liable pursuant to NRS 78.138, and (iii) with respect to any criminal Proceeding (as defined therein), had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

The foregoing description of the Indemnification Agreements is qualified in its entirety by the form of Indemnification Agreement incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 16, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: December 15, 2017	By:	/s/ Robert S. Stefanovich
Robert S. Stefanovich Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 16, 2014).